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                                                                  EXHIBIT 10.223

                       FIFTH AMENDMENT TO PROMISSORY NOTE


       THIS FIFTH AMENDMENT TO PROMISSORY NOTE ("Fifth Amendment"), made as of December 15, 2000, by and among PREFERRED EQUITIES CORPORATION, a Nevada Corporation, having an address of 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as "Preferred"), and

       COLORADO LAND AND GRAZING CORP., a Colorado Corporation, having an address of 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as "CLGC"), and

       DORFINCO CORPORATION, a Delaware Corporation, having an address of 40 Westminster Street, P.O. Box 6687, Providence, Rhode Island 02940-6687 (hereinafter referred to as "Lender").

                                   WITNESSETH:

       WHEREAS, On August 9, 1991, Preferred executed in favor of Lender a note evidencing a revolving line of credit loan (the "Loan") in the maximum principal sum of Five Million Dollars ($5,000,000.00) which note was amended by a First Amendment to Promissory Note dated June 30, 1993, which amendment, inter alia, increased the maximum amount of the Loan to Seven Million Five Hundred Thousand Dollars ($7,500,000.00) which note was further amended by a Second Amendment to Promissory Note dated August 23, 1994 and by a Third Amendment to Promissory Note dated September 30, 1995 and a Fourth Amendment to Promissory Note dated December 15, 2000 (said note, as amended, being hereinafter referred to as the "Note"); and

       WHEREAS, the above described Note evidences sums advanced or to be advanced pursuant to a Loan and Security Agreement dated July 31, 1991, which Agreement was amended by a First Amendment dated January 8, 1992, and by Second Amendment to Loan and Security Agreement dated June 30, 1993, and by a Third Amendment to Loan and Security Agreement and Assumption Agreement dated August 23, 1994, which amendment, inter alia, added CLGC as a Borrower (the "Third Amendment") and by a Fourth Amendment to Loan and Security Agreement dated September 30, 1995 (the "Fourth Amendment") and by a Fifth Amendment to Loan and Security Agreement dated November 29, 1996 (the "Fifth Amendment") and a Sixth Amendment dated June 30, 1999 ("Sixth Amendment") and a Seventh Amendment of even date herewith (the "Seventh Amendment") (collectively, the Loan and Security Agreement, as amended, being hereinafter referred to as the "Loan Agreement"); and

       WHEREAS, Preferred and CLGC have requested that Lender modify the terms of the Loan, upon the terms and provisions hereinafter set forth, in order to extend the Term and the Revolving Credit Period as well as other certain provisions; and



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       NOW THEREFORE, in consideration of the foregoing recitals, and in further consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto mutually agree as follows:

       1. The foregoing recitals are hereby incorporated herein by reference thereto.

       2. The parties hereto mutually agree that paragraph 3(c) of the Note is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

              "(c) Repayment on Maturity. On December 31, 2005, (THE "FINAL MATURITY DATE"), or on such earlier date as the Note becomes due and payable, whether by acceleration or otherwise, the entire outstanding principal balance hereof, together with accrued but unpaid interest thereon and all other sums owing to Holder hereunder or under the Loan Documents, shall be due and payable in full."

       3. The parties hereto mutually agree that paragraph 8(a) of the Note is hereby deleted and in lieu thereof the following provision is inserted:

              "8. Prepayment

                     (a) Except as otherwise specifically provided in the Loan
              Agreement, this Loan may not be prepaid prior to the last day of the twelfth full calendar month after the Seventh Amendment Date (such period and each twelve month period thereafter being referred to as a "Loan Year"). After the first Loan Year, this Loan may be prepaid at any time in whole or in part, upon thirty
              (30) days prior written notice to Holder and upon payment, in addition to such outstanding principal amount, all accrued and unpaid interest, all other amounts then due and payable hereunder and a prepayment penalty equal to one percent (1%) of the then outstanding principal balance.

       4. Nothing contained herein shall be construed in any manner so as to affect the validity or prior time lien of any security interest held by Lender, its successors and assigns, in any Collateral described in the Loan Agreement. Borrower acknowledges and agrees that the Note is a valid, binding and enforceable document, duly executed and delivered by Borrower, and that Borrower has no offsets or defenses to the enforcement of the terms and provisions contained therein.

       5. Simultaneously with the execution hereof, Lender shall make a notation on the original Note indicating the existence of this Fifth Amendment.

       6. The execution of this Fifth Amendment shall serve as additional evidence of the obligation of Borrower (as that term was modified by the Third Amendment to include CLGC) or so much thereof as may then be outstanding, to repay the sum of Seven Million Five Hundred Thousand Dollars ($7,500,000.00), to Lender in accordance with the terms, covenants, provisions and conditions contained in the Note, as modified herein, which terms, covenants, provisions and conditions are incorporated herein by reference thereto.



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       7. Except as specifically set forth herein, all terms and provisions set forth in the Note shall remain in full force and effect, unimpaired by this Fifth Amendment.

       8. This Fifth Amendment shall be governed by the laws of the State of Nevada in all respects, including matters of construction, performance and enforcement, excluding principles governing conflicts of laws.

       9. Capitalized terms used herein which are not otherwise defined shall have the meaning ascribed in the Note and/or the Loan Agreement.

       10. Wherever possible, the terms of this Fifth Amendment and the terms of all prior amendments shall be read together, but to the extent of any irreconcilable conflict, the terms of this Fifth Amendment shall govern.

       IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have set their hands and seals the day and year first above written.


ATTEST:                                 BORROWER:

                                        PREFERRED EQUITIES CORPORATION

   /s/ [Signature Illegible]            By:   /s/ GREGG McMURTRIE
-------------------------------            -------------------------------------
Title:  Vice President                  Title:  Executive Vice President
      -------------------------               ----------------------------------


                                        COLORADO LAND AND GRAZING CORP.

   /s/ [Signature Illegible]            By:   /s/ GREGG McMURTRIE
-------------------------------            -------------------------------------
Title:  Vice President                  Title:  President
      -------------------------               ----------------------------------


                                        DORFINCO CORPORATION

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------



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                            CORPORATE ACKNOWLEDGMENT


STATE OF    NEVADA                  )
         ----------------------
                                    )  SS:

COUNTY OF    CLARK                  )
         ----------------------


       ON THIS, the 14th day of December, 2000 before me, a Notary Public in and for the Sate and county aforesaid, the undersigned officer, personally appeared Gregg McMurtrie, who acknowledged himself to be the Executive Vice President, of PREFERRED EQUITIES CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        /s/ SYONJA L. GARCIA
                                        ----------------------------------------
                                        Notary Public


MY COMMISSION EXPIRES:                      ====================================
                                                       NOTARY PUBLIC
                                                      STATE OF NEVADA
                                                      County of Clerk
                                                      SYONJA L. GARCIA
                                                   Appt. No. 00-64553-1
                                              My Appt. Expires Aug. 24, 2004
                                            ====================================



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                            CORPORATE ACKNOWLEDGMENT


STATE OF    NEVADA                  )
         ----------------------
                                    )  SS:

COUNTY OF    CLARK                  )
         ----------------------


       ON THIS, the 14th day of December, 2000 before me, a Notary Public in and for the Sate and county aforesaid, the undersigned officer, personally appeared Gregg McMurtrie, who acknowledged himself to be the President, of COLORADO LAND AND GRAZING CORP., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        /s/ SYONJA L. GARCIA
                                        ----------------------------------------
                                        Notary Public


MY COMMISSION EXPIRES:                      ====================================
                                                       NOTARY PUBLIC
                                                      STATE OF NEVADA
                                                      County of Clerk
                                                      SYONJA L. GARCIA
                                                   Appt. No. 00-64553-1
                                              My Appt. Expires Aug. 24, 2004
                                            ====================================



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                            CORPORATE ACKNOWLEDGMENT


STATE OF                                    )
         ----------------------
                                            )  SS:

COUNTY OF                                   )
         ----------------------


       ON THIS, the ___ day of _____________, 2000 before me, a Notary Public in and for the Sate and county aforesaid, the undersigned officer, personally appeared ___________________, who acknowledged himself to be the _______________________, of DORFINCO CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        ----------------------------------------
                                        Notary Public


MY COMMISSION EXPIRES:



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